UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 13, 2020, Jerrick Media Holdings, Inc. (the “Company”) filed Second Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) with the Secretary of State of the State of Nevada. The Company’s board of directors approved the Amended and Restated Articles on May 22, 2020 and the Company’s stockholders approved the same at the 2020 Annual Meeting of Stockholders on July 8, 2020 (the “Annual Meeting”), as described in Item 5.07 of this Current Report on Form 8-K. The Amended and Restated Articles are attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 8, 2020, the Company held its Annual Meeting. A total of 7,337,251 shares of common stock were present or represented by proxy at the Annual Meeting, representing approximately 72.56% of the Company’s issued and outstanding common stock as of the May 22, 2020 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 9, 2020.

Item 1 – Election of five (5) members to the board of directors for a term of office expiring at the annual meeting of stockholders in 2021 and until his or her successor has been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Jeremy Frommer	6,341,930	534,200	461,121
Leonard Schiller	6,839,493	36,637	461,121
Mark Standish	6,866,230	9,900	461,121
Laurie Weisberg	6,822,973	53,157	461,121
Mark Patterson	6,814,943	61,187	461,121

Item 2 – Approval of the Second Amended and Restated Articles of Incorporation

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
6,875,639	25	500	461,087

Item 3 – The grant of discretionary authority to our board of directors to amend our Articles of Incorporation (as then in effect) to change the name of the Company from “Jerrick Media Holdings, Inc.” to “Creatd, Inc.”, effective upon the Company’s common stock becoming approved for listing on a national securities exchange.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
7,051,469	1,182	284,599	N/A

Item 4 – The approval of the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) and the reservation of 7,500,000 shares of common stock for issuance thereunder.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
6,517,550	64,069	294,545	461,087

Item 5 – The grant of discretionary authority to our board of directors to (i) amend our Articles of Incorporation (as then in effect) to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of no split to a maximum of a one-for-five (1-for-5) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders upon the Company’s common stock being approved for listing on a national securities exchange.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
6,762,949	572,773	1,528	N/A

Item 6 – Ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
7,295,112	41,287	852	N/A

Based on the foregoing votes, the director nominees were elected and Proposals 2-6 were approved.

Item 8.01. Other Items.

On July 9, 2020, the Company released a summary of the Annual Meeting. A copy of the summary is attached hereto as Exhibit 99.1.

The information in this Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Articles of Incorporation
99.1	Annual Meeting Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: July 13, 2020	By:	/s/ Jeremy Frommer
Jeremy Frommer
Chief Executive Officer